Consulting Group
Capital Markets Funds

Emerging Markets Equity Investments Ticker: TEMUX

Summary Prospectus >> January 01, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2012, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.smithbarney.com/products—services/managed—money/trak/trak—cgcm.html. You can also get this information at no cost by calling 1-800-937-6739 or by sending an e-mail request to client.services@cgcm.com.

Investment objective
Long-term capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment in the TRAK® program)

Maximum annual TRAK® fee (as a percentage of average quarter-end net assets)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Other Expenses	0.16%
Acquired fund fees and expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.06%

(1)	The ratio of Total Annual Operating Expenses in this table does not match the ratio found in the “Financial Highlights” section of this prospectus (“Expense Ratio”) because the Expense Ratio reflects the current operating expenses of the Fund and does not include the ratio of acquired fund fees and expenses, which are expenses incurred indirectly by the Fund as a result of its investment in other funds.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual TRAK® fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$308	$942	$1,601	$3,364

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of issuers located in emerging markets countries, which is generally defined as a country having per capita income in the low to middle ranges, as determined by the World Bank. To diversify its investments, the Fund invests primarily in securities of issuers located in at least three foreign countries. The Fund also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by

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engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:

▶	Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
▶	Foreign investment risk, which means risks unique to investing in foreign issuers. These include:

➢	Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➢	Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➢	Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➢	Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➢	Withholding and other foreign taxes may decrease the Fund’s return.

▶	Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
▶	Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
▶	Forwards and futures risk, which means that the Fund’s use of forwards and futures to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Forward and futures contracts will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in forward or futures contracts can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forward and futures can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forward or futures contracts if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain forward or futures contracts presents the same types of credit risks as issuers of fixed income securities. Investing in forward and futures contracts can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
▶	Closed-end investment company risk, which means that since closed-end investment companies issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share.
▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
▶	Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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For more information on the risks of investing in the Fund please see the “‘Fund details” section in the Prospectus.

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html

Annual total returns (%) as of December 31, 2010
Emerging Markets Equity Investments

Fund’s best and worst calendar quarters
Best: 32.91% in 2nd quarter 2009
Worst: (29.44)% in 3rd quarter 2008
Year-to-date: (23.66)% (through 3rd quarter 2011)

Average Annual Total Returns (for the periods ended December 31, 2010)

Inception Date: 4/21/1994	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	19.43%	10.82%	14.17%
Return After Taxes on Distributions	19.35%	10.20%	13.67%
Return After Taxes on Distributions and Sale of Fund Shares	13.12%	9.29%	12.62%
MSCI Emerging Markets Index (reflects no deduction for expenses or taxes)	18.88%	12.78%	15.89%
Lipper Emerging Markets Funds Average	19.58%	10.87%	15.30%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the MSCI Emerging Markets Index. The benchmark is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is comprised of funds that, by fund practice, seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product per capita or other economic measures.

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.

Sub-advisers and portfolio managers
Lazard Asset Management LLC (“Lazard”)
Newgate Capital Management LLC (“Newgate”)
SSgA Funds Management, Inc. (“SSgA FM”)

Fund’s
Portfolio
Manager
Portfolio Manager	Since

Rohit Chopra, Managing Director — Lazard	2009
James M. Donald, Managing Director — Lazard	2009
Erik McKee, Director — Lazard	2009
John R. Reinsberg, Deputy Chairman — Lazard	2009
Avy Hirshman, Managing Director and CIO — Newgate	2004
James Trainor, CIMA, Managing Director and Senior Portfolio Manager — Newgate	2004
Sonia Rosenbaum, Ph.D., Managing Director and Director of Research — Newgate	2004
Matthew Peterson, Director of Investments — Newgate	2005
David Lee, Investment Director and Portfolio Manager — Newgate	2007
Maria Eugenia Tinedo, Portfolio Manager and Senior Research Analyst — Newgate	2006
Christopher Laine, Vice President and Senior Portfolio Manager — SSgA FM	2010

Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley Smith Barney LLC (“MSSB”) or through a broker that clears securities transactions through Citigroup Global Markets Inc. (“CGM”), a clearing broker of MSSB (an introducing broker). You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your broker.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in the Fund is $100.
▶	There is no minimum on additional investments.
▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
▶	The Fund and the TRAK® program may vary or waive the investment minimums at any time.

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Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-06318

®2012 Morgan Stanley Smith Barney LLC (“MSSB”).
CGAS is an affiliate of MSSB.

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